Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ERHC ENERGY INC. (the "Company") on Form 10-K for the year ending September 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Walter Brandhuber, Chief Executive Officer of the Company, hereby certify, to such officer's knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:  /s/ Walter Brandhuber                                  January 30 , 2006
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         Walter Brandhuber
         Chief Executive Officer
         (Principal Executive Officer)